Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Certification of Chief Executive Officer

In connection with the Quarterly Report of Igen Networks Corp. (the "Company") on Form 10-Q for the nine months ending September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Neil Chan, Chief Executive Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 10, 2011	By:	/s/ "Neil Chan"
Neil Chan
Chief Executive Officer